UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION

IN RE:                           }    CASE NUMBER
                                 }    02-10835
                                 }
The NewPower Company, et. al     }.   JUDGE   W. Homer Drake, Jr.
                                 }
DEBTORS                          }    CHAPTER 11


                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                          FROM 11/30/04 TO 12/31/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                Paul Ferdinands
                                ----------------
                                Attorney for Debtor

Debtor's Address                Attorney's Address
and Phone Number                and Phone Number

P.O. Box 17296                  191 Peachtree St.
Stamford, Ct 06907              Atlanta, GA 30303
Tel: (203) 329-8412             Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                            Post Petition
                                                        Totals
For Period from November 30, 2004 through December 31, 2004

Opening Cash Balance -11/30/04          $     56,922   (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other         36
----------------------------------------------
Total Inflows                               36
---------------------------------------------------------------------------------------
                                           Distribution of Outflows

Outflows:                                               NewPower           The NewPower
Post Petition:                                       Holdings, Inc.           Company
-------------                                        --------------           -------
Call Center (Sitel)
Professionals - Bankruptcy                       628            628
Consulting Fees
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                         0              0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc
Rent                                               3              3
Insurance
Utilities (Heat, Hydro, Phone, etc.)               1              1
Customer Refunds
Customer Refunds (Outstanding)
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll                                           11             11
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments                                16             16
Enron payments
Distribution to Equity
---------------------------------------------------------------------------------------
Total Outflows                                   659            659
---------------------------------------------------------------------------------------
-----------------------------------------------------
Net Cash Flows                                  (623)
-----------------------------------------------------

                                        --------------
Closing Cash Balance                    $     56,299
========================================--------------


Amount of Cash Balance in  Reserve for
Classes 8 -12                                 44,491

                                                                  Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from November 30, 2004 through December 31, 2004
Amounts in $000's

Accounts Receivable at Petition Date:     $ 75,200


Beginning of Month Balance* - Gross       $  13,47 (per 11/30/04 G/L)
PLUS:  Current Month New Billings                -
LESS:  Collections During the Month              -
                                          --------
End of Month Balance - Gross              $ 13,476 (per 12/31/04 G/L)
Allowance for Doubtful Account             (13,476)
                                          --------

End of Month Balance - Net of Allowance   $      -
                                          ========

                             Note: The accounts receivable aging below
                                   relates only to deliveries to customers
                                   subsequent to the June 11, 2002 petition date.



                                   AR Aging for Post Petition Receivables

                                    Current     >30 days     >60 days    Total
                                   -------------------------------------------

                                   $      -     $      -     $    111    $  111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from November 30, 2004 through December 31, 2004
Amounts in $000's


See attached System Generated A/P reports as of 12/31/04 (Attachments 2A and
2B).


Beginning of Period Balance         $     27 (per 11/30/04 G/L)
PLUS:  New Indebtedness Incurred          78
LESS:  Amounts Paid on A/P               (78)
                                    ---------

End of Month Balance                $     27 (per 12/31/04 G/L)
                                    =========

                                                                    Exhibit 2A

                            The New Power Company
                            Vendor Balance Detail
                           As of December 31, 2004


                                         Date                 Amount                   Balance
                                     -----------          --------------        ---------------------
Delaware Secretary of State                                                                      0.00
                                      12/16/2004               33,025.00                    33,025.00
                                      12/16/2004                  137.50                    33,162.50
                                      12/16/2004              -33,025.00                       137.50
                                      12/16/2004                 -137.50                         0.00
                                      12/30/2004                  137.50                       137.50
                                      12/30/2004                 -137.50                         0.00
                                                          --------------        ---------------------
Total Delaware Secretary of State                                   0.00                         0.00

Department of State - NY                                                                         0.00
                                      12/30/2004                    9.00                         9.00
                                      12/30/2004                   -9.00                         0.00
                                                         ---------------        ---------------------
Total Department of State - NY                                      0.00                         0.00

Kaster Moving Co. Inc.                                                                           0.00
                                      12/16/2004                  429.90                       429.90
                                      12/16/2004                  440.70                       870.60
                                      12/16/2004                  440.70                     1,311.30
                                      12/16/2004                  440.70                     1,752.00
                                      12/16/2004               -1,752.00                         0.00
                                      12/30/2004                  759.25                       759.25
                                      12/30/2004                 -759.25                         0.00
                                                          --------------        ---------------------
Total Kaster Moving Co. Inc.                                        0.00                         0.00

Leboeuf, Lamb, Greene & Macrae                                                                   0.00
                                      12/16/2004                  637.62                       637.62
                                      12/16/2004                 -637.62                         0.00
                                                          --------------        ---------------------
Total Leboeuf, Lamb, Greene & Macrae                                0.00                         0.00

Mellon Investors Services, LLC                                                                   0.00
                                      12/16/2004                1,534.30                     1,534.30
                                      12/16/2004               -1,534.30                         0.00
                                                          --------------        ---------------------
Total Mellon Investors Services, LLC                                0.00                         0.00

Morris, Manning & martin, LLP                                                                    0.00
                                      12/16/2004                5,921.40                     5,921.40
                                      12/16/2004               -5,921.40                         0.00
                                      12/30/2004                3,627.15                     3,627.15
                                      12/30/2004               -3,627.15                         0.00
                                                          --------------        ---------------------
Total Morris, Manning & martin, LLP                                 0.00                         0.00

Parker, Hudson, Rainer & Dobbs                                                                   0.00
                                      12/16/2004               19,378.86                    19,378.86
                                      12/16/2004               27,138.13                    46,516.99
                                      12/16/2004              -46,516.99                         0.00
                                                          --------------        ---------------------
Total Parker, Hudson, Rainer & Dobbs                                0.00                         0.00

Poorman-Douglas Corporation                                                                      0.00
                                      12/16/2004                1,282.61                     1,282.61
                                      12/16/2004               -1,282.61                         0.00
                                                          --------------        ---------------------


                                                                                          Page 1 of 2

                                                                    Exhibit 2A

                            The New Power Company
                            Vendor Balance Detail
                           As of December 31, 2004




                                         Date                 Amount                   Balance
                                     -----------          --------------        ---------------------
Total Poorman-Douglas Corporation                                   0.00                         0.00
Sidley Austin Brown & Wood                                                                 207,704.29
                                      12/16/2004               91,175.89                   298,880.18
                                      12/16/2004             -298,880.18                         0.00
                                                          --------------        ---------------------
Total Sidley Austin Brown & Wood                             -207,704.29                         0.00

SNET                                                                                             0.00
                                      12/16/2004                   23.39                        23.39
                                      12/16/2004                  -23.39                         0.00
                                      12/30/2004                  144.07                       144.07
                                      12/30/2004                 -144.07                         0.00
                                                          --------------        ---------------------
Total SNET                                                          0.00                         0.00

Sutherland Asbill & Brennan, LLC                                                              -208.11
Total Sutherland Asbill & Brennan, LLC                                                        -208.11
                                                          --------------        ---------------------
TOTAL                                                        -207,704.29                      -208.11
                                                          ==============        =====================



Balance at 11/30/04                                                                        234,990.62
Write off of old payables                                                                  (27,494.44)
New Invoices                                                                               186,683.67
Payments                                                                                  (394,387.96)
                                                                                ---------------------
Balance at 12/31/04                                                                           -208.11
                                                                                =====================


                                                                                          Page 2 of 2



                                                                    Exhibit 2B


                            The New Power Company
                             Unpaid Bills Detail
                           As of December 31, 2004




                                               Type          Date         Open Balance
                                           -----------    -----------     ------------
  Sutherland Asbill & Brennan, LLC
                                           Credit          07/08/2003          -208.11
                                                                          ------------
  Total Sutherland Asbill & Brennan, LLC                                       -208.11
                                                                          ------------
TOTAL                                                                          -208.11
                                                                          ============


                                                                           Page 1 of 1




                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventory and Fixed Assets Report
For Period from November 30, 2004 through December 31, 2004
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date        $15,587


Inventory at Beginning of Period          $    - (per11/30/04 G/L)
PLUS:  Inventory Purchased                     - (per daily cash report)
LESS:  Inventory Used or Sold                  -
                                          -------

End of Month Balance                      $    - (per 12/31/04 G/L)
                                          =======


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date               $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period       $     -
Less:  Depreciation Expense                     -
Less:  Dispositions                             -
Add:  Purchases                                 -
                                          -------

Fixed Assets at End of Period             $     -
                                          =======

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor:         NewPower Holdings Inc.
Case #:                 02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           The New Power Company Concentration Account
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance       $     1,206,415.78
Total Deposits          $       475,965.81
Total Payments          $     1,130,888.64
Closing Balance         $       551,492.95
Service Charges         $           268.12

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 2 of 16

Name of Debtor:         NewPower Holdings Inc.
Case #:                 02-10835
Reporting Period:       11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Money Market

Beginning Balance       $    11,254,112.00
Total Deposits          $         6,615.61
Total Payments          $              -
Closing Balance         $    11,260,727.61
Service Charges         $              -

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor:                 NewPower Holdings Inc.
Case #:                         02-10835
Reporting Period:               11/01/2004-11/30/2004

Name of Bank:                   JP Morgan Chase
Branch:                         New York ABA # 021000021
Account Name:                   The New Power Company Reserve Account
Account Number:
Purpose of Account:             Reserve for Shareholder Distributions

Beginning Balance               $ 44,464,941.10
Total Deposits                  $     26,138.21
Total Payments                  $           -
Closing Balance                 $ 44,491,079.31
Service Charges                 $           -

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A
Interest Earned in Oct. 2004    $      3,371.13
Interest Earned in Nov 2004     $     23,748.69
Interest Earned in Dec. 2004    $     26,138.21


                                 Shares       Distribution   Int. Oct    Int. Nov    Int. Dec      Balance
LJM2-TNPC LLC                     4,554,692   2,637,268.28     200.07    1,409.42    1,551.23    2,640,429.00
LJM2-TNPC LLC - to estate                        50,000.00       3.79       26.72       29.41       50,059.92
Lana Pai                          1,032,000     608,880.00      46.19      325.40      358.14      609,609.73
Enron Energy Services             8,650,400   5,103,736.00     387.18    2,727.56    3,002.00    5,109,852.75
Cortez Energy Services            5,000,000   2,950,000.00     223.79    1,576.55    1,735.18    2,953,535.53
                                                                  -           -                           -
Surfboards & Co.- warrants        5,404,800   2,918,592.00     221.41    1,559.77    1,716.71    2,922,089.89
McGarrett I,  LLC - warrants      6,766,400   3,653,856.00     277.19    1,952.71    2,149.19    3,658,235.09
McGarrett II,  LLC - warrants     8,458,200   4,567,428.00     346.49    2,440.95    2,686.55    4,572,901.99
McGarrett III, LLC - warrants     2,791,800   1,507,572.00     114.37      805.68      886.75    1,509,378.80
EES Warrant Trust - warrants     24,117,800  13,023,612.00     987.99    6,960.15    7,660.45   13,039,220.59
                                                                  -           -                           -
Ari Benacerraf- options              10,000       5,400.00       0.41        2.89        3.18        5,406.47
Underwriters Settlements                      7,411,477.00     562.25    3,960.88    4,359.41    7,420,359.54

                                             44,437,821.28   3,371.13   23,748.69   26,138.21  $44,491,079.31

Underwriter claim settled at                  1,042,128.07

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor:       NewPower Holdings Inc.
Case #:               02-10835
Reporting Period      11/01/2004-11/30/2004

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits            $664,548.70
Total Payments            $664,548.70
Closing Balance                 $0.00
Service Charges       N/A

First Check issued this Period           200634
Last Check issued this Period            200653
Total # of checks issued this Period         15

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor:         NewPower Holdings Inc.
Case #:                 02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:     Controlled Disbursements (Customer Refunds)

Beginning Balance                 $0.00
Total Deposits                   $36.00
Total Payments                   $36.00
Closing Balance                   $0.00
Service Charges         N/A

First Check issued this Period              NA
Last Check issued this Period               NA
Total # of checks issued this Period        NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower ACH Account
Account Number:
Purpose of Account:     ACH (T&E)

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           First Union/ Wachovia
Branch:                 Herndon, VA  ABA # 051400549
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges         N/A

First Check issued this Period               N/A
Last Check issued this Period                N/A
Total # checks issued this Period            N/A



                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC ABA # 053000219
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/IBM Collections

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges                $0.00

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:     Payroll

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges         N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           NewPower Enron Segregated A/C
Account Number:
Purpose of Account:     Concentration Account

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges         N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit # 00192
Account Name:           The New Power Company
Account Number:
Purpose of Account:     CAN$ Operating A/C

Beginning Balance            $0.00 CAN$
Total Deposits
Total Payments               $0.00
Closing Balance              $0.00
Service Charges         $      -

First Check issued this Period                NA
Last Check issued this Period                 NA
Total # of checks issued this Period           0


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           First Union/ Wachovia
Branch:                 Charlotte, NC ABA # 053000219
Account Name:           The New Power Company
Account Number:
Purpose of Account:     Power/AES Collections

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           Royal Bank of Canada
Branch:                 Ontario Transit # 00192
Account Name:           The New Power Company
Account Number:
Purpose of Account:     US$ A/C

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges         N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # checks issued this Period       N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 New York ABA # 021000021
Account Name:           The New Power Company
Account Number:
Purpose of Account:     WildCard ATM Settlement

Beginning Balance            $0.00
Total Deposits               $0.00
Total Payments               $0.00
Closing Balance              $0.00
Service Charges         N/A

First Check issued this Period           N/A
Last Check issued this Period            N/A
Total # of checks issued this Period     N/A


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           JP Morgan Chase
Branch:                 Syracuse, NY
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Controlled Disbursements (A/P)

Beginning Balance             $0.00
Total Deposits                $0.00
Total Payments                $0.00
Closing Balance               $0.00
Service Charges         N/A

First Check issued this Period           None
Last Check issued this Period            None
Total # of checks issued this Period     None


                                ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor:         NewPower Holdings Inc.
Case # :                02-10835
Reporting Period        11/01/2004-11/30/2004

Name of Bank:           Credit Suisse Asset Management
Branch:                 466 Lexington Ave.  NY, NY 10017-3140
Account Name:           NewPower Holdings, Inc.
Account Number:
Purpose of Account:     Short Term Cash Mgmt Portfolio

Beginning Balance              $0.00
Total Deposits                 $0.00
Total Payments                 $0.00
Closing Balance                $0.00
Service Charges         N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                     Exhibit 5

                            The New Power Company
                                 Check Detail
                                December 2004

     Num         Date                  Name                    Paid Amount
-------------  ----------   ------------------------------  ------------------

200634         12/16/2004   Sidley Austin Brown & Wood              298,880.18
200635         12/16/2004   Kaster Moving Co. Inc.                    1,752.00
200636         12/16/2004   Mellon Investors Services, LLC            1,534.30
200637         12/16/2004   SNET                                         23.39
200638         12/16/2004   Poorman-Douglas Corporation               1,282.61
200639         12/16/2004   Delaware Secretary of State              33,025.00
200640         12/16/2004   Delaware Secretary of State                 137.50
200641         12/16/2004   Leboeuf, Lamb, Greene & Macrae              637.62
200642         12/16/2004   Morris, Manning & martin, LLP             5,921.40
200643         12/16/2004   Parker, Hudson, Rainer & Dobbs           46,516.99
200644         12/30/2004   void                                          0.00
200645         12/30/2004   void                                          0.00
200646         12/30/2004   void                                          0.00
200647         12/30/2004   void                                          0.00
200648         12/30/2004   void                                          0.00
200649         12/30/2004   Kaster Moving Co. Inc.                      759.25
200650         12/30/2004   Delaware Secretary of State                 137.50
200651         12/30/2004   Department of State - NY                      9.00
200652         12/30/2004   SNET                                        144.07
200653         12/30/2004   Morris, Manning & martin, LLP             3,627.15

                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from November 30, 2004 through December 31, 2004
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from November 30, 2004 through December 31, 2004
Amounts in $000's

Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------

                                                Full Time    Part Time

# of Employees at beginning of period                                1
# hired during the period                               -            -
# terminated/resigned during period                     -            -
                                                ----------------------
# employees on payroll - end of period                  0            1
                                                ======================

# of employees on temporary consulting assignments                   0

Confirmation of Insurance
-------------------------

See supplemental attachment.*



*  Initentionally Omitted.


                                                                Attachment 7B
                                                                (Supplemental)

                 Payments made to insiders 11/01/04 -11/30/04

Payments are in gross amts

                  Title              Amount        Date        Type

FOSTER, MARY      President & CEO    $  5,208.33   12/15/2004  Salary for pay period 12/01 - 12/15
                                     $  5,208.33   12/31/2004  Salary for pay period 12/16 - 13/31

                                     ------------
                                      $10,416.67
                                     ============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from November 30, 2004 through December 31, 2004

None